UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2022

Inspirato Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 586-7771

(Registrant’s telephone number, including area code)

Thayer Ventures Acquisition Corporation

25852 McBean Parkway

Valencia, CA 91335

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 14, 2022, Inspirato Incorporated (the “Company”) received written notice (the “Notice”) from the Staff of the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) stating that the Staff has determined that the Company has not complied with the requirements of IM-5101-2 because (i) the Company has not demonstrated that its Class A common stock complies with the minimum 400 Round Lot Holder requirement in Listing Rule 5405(a)(3) (the “Round Lot Holder Requirement”) and (ii) the Company’s warrants do not qualify for initial listing since the security underlying the warrant, the Company’s Class A common stock, does not qualify. The Notice indicated that Company’s Class A common stock and warrants will be suspended from Nasdaq on February 24, 2022 and a Form 25-NSE will be filed with the Securities and Exchange Commission unless the Company requests a hearing before a Hearings Panel (the “Panel”) by February 22, 2022. The Company intends to timely request the aforementioned hearing with the Panel and appeal Nasdaq’s determination, which request will stay the suspension of the Company’s Class A common stock and warrants and the filing by Nasdaq of a Form 25-NSE pending the Panel’s decision.

The Company is working diligently to satisfy the Round Lot Holder Requirement and believes that it will be able to demonstrate that its Class A common stock complies with the Round Lot Holder Requirement prior to the hearing date, which has not yet been scheduled. However, the Company currently has a small public float and there can be no assurance that the Company will be able to satisfy the Round Lot Holder Requirement prior to the hearing date or at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIRATO INCORPORATED
Dated: February 18, 2022
	By:	/s/ R. Webster Neighbor
Name: R. Webster Neighbor Title: Chief Financial Officer